PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES

ASSET QUALITY DETAIL

(dollars in thousands)	March 31, 2007	March 31, 2006	December 31, 2006
Loan Portfolio:
Originated and acquired residential mortgage	$319,437	$421,122	$333,568
Home equity	1,003,666	924,311	991,327
Marine	374,206	398,060	374,652
Other	25,065	28,652	28,427

Total consumer	1,722,374	1,772,145	1,727,974

Commercial mortgage	454,096	470,364	445,563
Residential real estate construction	586,127	483,309	599,275
Commercial real estate construction	369,657	311,036	357,594
Commercial business	758,167	676,315	735,086

Total commercial	2,168,047	1,941,024	2,137,518

Total loans	$3,890,421	$3,713,169	$3,865,492

Non-Performing Assets:
Originated and acquired residential mortgage	$7,910	$8,648	$7,202
Home equity	542	310	280
Other consumer	673	205	492
Commercial mortgage	1,335	1,437	1,335
Commercial business	10,259	15,752	10,417

Total non-accrual loans	20,719	26,352	19,726
Total renegotiated loans	—	—	—

Total non-performing loans	20,719	26,352	19,726
Total other assets and real estate owned	3,117	1,773	2,483

Total non-performing assets	$23,836	$28,125	$22,209

90-Day Delinquencies:
Originated and acquired residential mortgage	$1,795	$3,578	$3,030
Home equity	683	263	648
Other consumer	994	875	1,413
Residential real estate construction	18	—	—
Commercial business	8	290	97

Total 90-day delinquencies	$3,498	$5,006	$5,188

Asset Quality Ratios:
Non-performing loans to loans	0.53%	0.71%	0.51%
Non-performing assets to loans	0.61%	0.76%	0.57%
Allowance for loan losses to loans	1.17%	1.21%	1.17%
Net charge-offs in quarter to average loans	0.08%	0.13%	0.14%
Allowance for loan losses to non-performing loans	219.70%	169.83%	229.15%

	Three Months Ended March 31,		Three Months Ended December 31, 2006
	2007	2006
Analysis of Allowance for Loan Losses:
Balance at beginning of period	$45,203	$45,639	$44,703
Provision for loan losses	1,052	318	1,877
Less loans charged-off, net of recoveries:
Originated and acquired residential mortgage	138	331	181
Home equity	26	98	(14)
Other consumer	465	292	683
Commercial business	107	482	527

Net charge-offs	736	1,203	1,377

Balance at end of period	$45,519	$44,754	$45,203

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended March 31,
(dollars in thousands, except per share data)	2007	2006
Interest Income:
Loans, including fees	$69,254	$61,147
Investment securities	22,645	23,952
Tax-advantaged loans and securities	1,200	806
Short-term investments	97	79

Total interest income	93,196	85,984

Interest Expense:
Deposits	25,646	17,066
Short-term borrowings	7,742	8,548
Long-term debt	10,965	9,122

Total interest expense	44,353	34,736

Net interest income	48,843	51,248
Less provision for loan losses	1,052	318

Net interest income, after provision for loan losses	47,791	50,930

Non-Interest Income:
Service charges on deposit accounts	22,271	22,052
Commissions and fees	1,662	1,608
Net gains	1,203	540
Derivative losses on swaps	(63)	(603)
Net cash settlement on swaps	206	290
Other non-interest income	4,682	4,338

Total non-interest income	29,961	28,225

Non-Interest Expense:
Salaries and employee benefits	27,929	27,632
Occupancy expense, net	6,104	5,729
Furniture and equipment expense	3,785	3,847
External processing fees	5,090	4,967
Restructuring activities	867	—
Other non-interest expense	10,993	10,616

Total non-interest expense	54,768	52,791

Income before income taxes	22,984	26,364
Income tax expense	6,870	8,106

Net income	$16,114	$18,258

Net Income Per Share Amounts:
Basic	$0.50	$0.55
Diluted	0.50	0.55

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CONDITION

(dollars in thousands, except share amounts)	March 31, 2007	December 31, 2006	March 31, 2006
Assets:
Cash and due from banks	$124,528	$142,794	$138,404
Short-term investments	2,603	7,118	12,059
Mortgage loans held for sale	12,356	10,615	8,007
Securities available for sale	1,569,279	1,582,736	1,805,972
Securities held to maturity	68,904	101,867	110,681
Loans	3,890,421	3,865,492	3,713,169
Less allowance for loan losses	45,519	45,203	44,754

Net loans	3,844,902	3,820,289	3,668,415

Premises and equipment, net	64,670	67,936	64,558
Accrued interest receivable	34,997	37,084	32,465
Goodwill	253,906	254,543	254,855
Intangible assets	8,515	8,965	10,315
Other assets	250,032	261,946	266,703

Total assets	$6,234,692	$6,295,893	$6,372,434

Liabilities:
Deposits:
Noninterest-bearing	$769,081	$761,830	$826,598
Interest-bearing	3,513,319	3,378,282	3,335,841

Total deposits	4,282,400	4,140,112	4,162,439

Short-term borrowings	498,118	658,887	760,110
Long-term debt	781,776	828,079	783,702
Accrued expenses and other liabilities	36,601	35,184	35,987

Total liabilities	5,598,895	5,662,262	5,742,238

Stockholders’ Equity:
Common stock (par value $1.00) authorized 100,000,000 shares; issued 32,243,534, 32,433,387 and 32,974,784 shares at March 31, 2007, December 31, 2006 and March 31, 2006, respectively	32,244	32,433	32,975
Additional paid-in capital	362,224	370,425	393,640
Retained earnings	259,115	252,880	230,155
Net accumulated other comprehensive loss	(17,786)	(22,107)	(26,574)

Total stockholders’ equity	635,797	633,631	630,196

Total liabilities and stockholders’ equity	$6,234,692	$6,295,893	$6,372,434

Provident Bankshares Corporation

Consolidated Average Balances and Analysis of Changes in Tax Equivalent Net Interest Income

	Three Months Ended March 31, 2007			Three Months Ended March 31, 2006			2007 Quarter to 2006 Quarter Increase (Decrease)				2007/2006 Income/Expense Variance Due to Change In
(dollars in thousands) (tax-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	% Change	Income/ Expense	% Change	Average Rate	Average Volume
Assets:
Interest-earning assets:
Originated and acquired residential	$325,377	$5,072	6.32%	$439,513	$6,883	6.35%	$(114,136)	(26.0)%	$(1,811)	(26.3)%	$(32)	$(1,779)
Home equity	996,519	17,072	6.95	914,182	14,278	6.33	82,337	9.0	2,794	19.6	1,448	1,346
Marine	373,271	5,017	5.45	406,826	5,234	5.22	(33,555)	(8.2)	(217)	(4.1)	227	(444)
Other consumer	27,678	549	8.04	30,401	592	7.90	(2,723)	(9.0)	(43)	(7.3)	11	(54)
Commercial mortgage	450,402	7,991	7.20	475,354	7,917	6.75	(24,952)	(5.2)	74	0.9	502	(428)
Residential construction	585,987	12,615	8.73	447,792	9,009	8.16	138,195	30.9	3,606	40.0	667	2,939
Commercial construction	371,302	7,263	7.93	309,123	5,461	7.16	62,179	20.1	1,802	33.0	627	1,175
Commercial business	740,810	13,732	7.52	677,346	11,786	7.06	63,464	9.4	1,946	16.5	799	1,147

Total loans	3,871,346	69,311	7.26	3,700,537	61,160	6.70	170,809	4.6	8,151	13.3

Loans held for sale	11,016	176	6.48	7,477	126	6.83	3,539	47.3	50	39.7	(7)	57
Short-term investments	4,039	97	9.74	8,475	79	3.78	(4,436)	(52.3)	18	22.8	76	(58)
Taxable investment securities	1,554,391	22,645	5.91	1,849,174	23,952	5.25	(294,783)	(15.9)	(1,307)	(5.5)	2,778	(4,085)
Tax-advantaged investment securities	108,944	1,619	6.03	72,705	1,105	6.16	36,239	49.8	514	46.5	(25)	539

Total investment securities	1,663,335	24,264	5.92	1,921,879	25,057	5.29	(258,544)	(13.5)	(793)	(3.2)

Total interest-earning assets	5,549,736	93,848	6.86	5,638,368	86,422	6.22	(88,632)	(1.6)	7,426	8.6	8,803	(1,377)

Less: allowance for loan losses	45,248			45,396			(148)	(0.3)
Cash and due from banks	112,091			121,465			(9,374)	(7.7)
Other assets	617,919			623,221			(5,302)	(0.9)

Total assets	$6,234,498			$6,337,658			$(103,160)	(1.6)

Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:

Interest-bearing demand deposits	$518,115	652	0.51	$569,191	669	0.48	$(51,076)	(9.0)	(17)	(2.5)	45	(62)
Money market deposits	542,751	4,472	3.34	614,094	3,635	2.40	(71,343)	(11.6)	837	23.0	1,297	(460)
Savings deposits	598,591	591	0.40	692,013	552	0.32	(93,422)	(13.5)	39	7.1	120	(81)
Direct time deposits	1,184,343	13,387	4.58	898,518	7,150	3.23	285,825	31.8	6,237	87.2	3,551	2,686
Brokered time deposits	526,907	6,544	5.04	448,418	5,060	4.58	78,489	17.5	1,484	29.3	542	942
Short-term borrowings	662,715	7,742	4.74	835,299	8,548	4.15	(172,584)	(20.7)	(806)	(9.4)	1,109	(1,915)
Long-term debt	793,976	10,965	5.60	805,654	9,122	4.59	(11,678)	(1.4)	1,843	20.2	1,977	(134)

Total interest-bearing liabilities	4,827,398	44,353	3.73	4,863,187	34,736	2.90	(35,789)	(0.7)	9,617	27.7	9,875	(258)

Noninterest-bearing demand deposits	724,805			791,615			(66,810)	(8.4)
Other liabilities	42,459			33,576			8,883	26.5
Stockholders’ equity	639,836			649,280			(9,444)	(1.5)

Total liabilities and stockholders’ equity	$6,234,498			$6,337,658			$(103,160)	(1.6)

Net interest-earning assets	$722,338			$775,181			$(52,843)	(6.8)

Net interest income (tax-equivalent)		49,495			51,686				(2,191)	(4.2)	$(1,072)	$(1,119)
Less: tax-equivalent adjustment		652			438				214	48.9

Net interest income		$48,843			$51,248				$(2,405)	(4.7)

Net yield on interest-earning assets on a tax-equivalent basis			3.62%			3.72%

Provident Bankshares Corporation Provident Bankshares Corporation

Consolidated Average Balances and Analysis of Changes in Tax Equivalent Net Interest Income

	Three Months Ended March 31, 2007			Three Months Ended December 31, 2006			Current Quarter to Prior Quarter Increase/(Decrease)				Quarter to Quarter Income/Expense Variance Due to Change In
(dollars in thousands) (tax-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	% Change	Income/ Expense	% Change	Average Rate	Average Volume
Assets:
Interest-earning assets:
Originated and acquired residential	$325,377	$5,072	6.32%	$344,201	$5,216	6.01%	$(18,824)	(5.5)%	$(144)	(2.8)%	$201	$(345)
Home equity	996,519	17,072	6.95	993,942	17,486	6.98	2,577	0.3	(414)	(2.4)	(320)	(94)
Marine	373,271	5,017	5.45	379,617	5,158	5.39	(6,346)	(1.7)	(141)	(2.7)	11	(152)
Other consumer	27,678	549	8.04	29,784	565	7.53	(2,106)	(7.1)	(16)	(2.8)	31	(47)
Commercial mortgage	450,402	7,991	7.20	438,118	7,766	7.03	12,284	2.8	225	2.9	102	123
Residential construction	585,987	12,615	8.73	571,890	12,568	8.72	14,097	2.5	47	0.4	2	45
Commercial construction	371,302	7,263	7.93	338,299	7,000	8.21	33,003	9.8	263	3.8	(275)	538
Commercial business	740,810	13,732	7.52	714,037	13,350	7.42	26,773	3.7	382	2.9	101	281

Total loans	3,871,346	69,311	7.26	3,809,888	69,109	7.20	61,458	1.6	202	0.3

Loans held for sale	11,016	176	6.48	10,063	159	6.27	953	9.5	17	10.7	4	13
Short-term investments	4,039	97	9.74	9,868	136	5.47	(5,829)	(59.1)	(39)	(28.7)	67	(106)
Taxable investment securities	1,554,391	22,645	5.91	1,732,323	24,550	5.62	(177,932)	(10.3)	(1,905)	(7.8)	1,003	(2,908)
Tax-advantaged investment securities	108,944	1,619	6.03	101,119	1,536	6.03	7,825	7.7	83	5.4	—	83

Total investment securities	1,663,335	24,264	5.92	1,833,442	26,086	5.64	(170,107)	(9.3)	(1,822)	(7.0)

Total interest-earning assets	5,549,736	93,848	6.86	5,663,261	95,490	6.69	(113,525)	(2.0)	(1,642)	(1.7)	1,171	(2,813)

Less: allowance for loan losses	45,248			44,636			612	1.4
Cash and due from banks	112,091			121,684			(9,593)	(7.9)
Other assets	617,919			631,848			(13,929)	(2.2)

Total assets	$6,234,498			$6,372,157			$(137,659)	(2.2)

Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$518,115	652	0.51	$514,648	722	0.56	$3,467	0.7	(70)	(9.7)	(74)	4
Money market deposits	542,751	4,472	3.34	553,650	4,511	3.23	(10,899)	(2.0)	(39)	(0.9)	85	(124)
Savings deposits	598,591	591	0.40	610,886	724	0.47	(12,295)	(2.0)	(133)	(18.4)	(117)	(16)
Direct time deposits	1,184,343	13,387	4.58	1,091,360	12,065	4.39	92,983	8.5	1,322	11.0	458	864
Brokered time deposits	526,907	6,544	5.04	567,241	7,096	4.96	(40,334)	(7.1)	(552)	(7.8)	75	(627)
Short-term borrowings	662,715	7,742	4.74	702,038	8,308	4.70	(39,323)	(5.6)	(566)	(6.8)	48	(614)
Long-term debt	793,976	10,965	5.60	888,170	12,154	5.43	(94,194)	(10.6)	(1,189)	(9.8)	306	(1,495)

Total interest-bearing liabilities	4,827,398	44,353	3.73	4,927,993	45,580	3.67	(100,595)	(2.0)	(1,227)	(2.7)	255	(1,482)

Noninterest-bearing demand deposits	724,805			742,494			(17,689)	(2.4)
Other liabilities	42,459			41,320			1,139	2.8
Stockholders’ equity	639,836			660,350			(20,514)	(3.1)

Total liabilities and stockholders’ equity	$6,234,498			$6,372,157			$(137,659)	(2.2)

Net interest-earning assets	$722,338			$735,268			$(12,930)	(1.8)

Net interest income (tax-equivalent)		49,495			49,910				(415)	(0.8)	$916	$(1,331)
Less: tax-equivalent adjustment		652			630				22	3.5

Net interest income		$48,843			$49,280				$(437)	(0.9)

Net yield on interest-earning assets on a tax- equivalent basis			3.62%			3.50%